Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,214.50
Total Fee Amount	6,214.50
Total Transaction Valuation	45,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00